UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2019

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Item 8.01 Other Events.

On May 31, 2019, Acadia Realty Trust (the “Company”) and Acadia Realty Limited Partnership (the “Operating Partnership”) entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”) with each of BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc. (in its capacity as forward seller, acting as agent for Citibank, N.A.), Goldman Sachs & Co. LLC, Jefferies LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each as sales agent, principal and/or (except in the case of SunTrust Robinson Humphrey, Inc.) forward seller (in such capacity, each a “Sales Agent”, and together, the “Sales Agents”), and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Goldman Sachs & Co. LLC, Jefferies LLC and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser”, and together, the “Forward Purchasers”) to sell, from time to time, common shares of beneficial interest of the Company, par value $0.001 per share (“Common Shares”), having an aggregate sale price up to $250,000,000, through an “at-the-market” (“ATM”) equity offering program. The Common Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 ASR (File No. 333-217594). The Company filed a prospectus supplement, dated May 31, 2019, with the Securities and Exchange Commission in connection with the offer and sale of the Common Shares being sold under the program.

Pursuant to the Sales Agreement, the Common Shares may be offered and sold through any of the Sales Agents in negotiated transactions or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions on the New York Stock Exchange or another national securities exchange, or otherwise, at market prices prevailing at the time of sale, at prices related to prevailing market prices or negotiated transactions, or as otherwise agreed with the applicable Sales Agent.

Additionally, the Company may enter into one or more forward sale agreements with one or more of the Forward Purchasers. In connection with any forward sale agreement, the relevant Sales Agent, acting as forward seller, will, at the Company’s request, use commercially reasonable efforts, consistent with its normal trading and sales practices for similar transactions and applicable laws and regulations, to borrow from third parties and sell a number of Common Shares equal to the number of Common Shares underlying the particular forward sale agreement.

The Sales Agreement provides that each Sales Agent will be entitled to compensation of up to 2.0% of the gross sales price of the Common Shares sold through such Sales Agent.  The Sales Agreement also provides that a forward seller will be entitled to commissions at a mutually agreed rate that will not exceed 1.5% of the gross sales price of all borrowed Common Shares sold during the applicable forward hedge selling period by the applicable forward seller, which commissions will be in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser. The Company may also sell Common Shares to a Sales Agent as principal for its own account, at a price and discount to be agreed upon at the time of sale pursuant to a separate terms agreement.

The Company has no obligation to sell any of the Common Shares under the Sales Agreement and may at any time suspend solicitation and offers under the Sales Agreement.

The Company will contribute the net proceeds from this offering to the Operating Partnership, which intends to use the net proceeds for general corporate purposes, which may include, among other things, repayment of debt, purchasing notes, entering into loans, future acquisitions, directly (or indirectly through joint ventures) and through opportunity funds, and redevelopments of, and capital improvements to, properties. Such decisions will depend upon numerous factors and strategic considerations. Pending such usage, the Operating Partnership expects to invest proceeds in short-term instruments.

Although the Company expects to physically settle any forward sale agreement into which it enters (by the delivery of Common Shares) and receive proceeds from the sale of such Common Shares upon one or more forward settlement dates no later than a date that is up to two years from entry into the applicable forward sale agreement, the Company may also elect to cash settle or net share settle all or a portion of its obligations under any forward sale agreement. If the Company elects to cash settle any forward sale agreement, it may not receive any proceeds, and may owe cash to the relevant Forward Purchaser in certain circumstances. If the Company elects to net share settle any forward sale agreement, it will not receive any proceeds and may owe Common Shares to the relevant Forward Purchaser in certain circumstances. Any forward sale agreement is subject to early termination or settlement under certain circumstances.

Some or all of the Sale Agents, Forward Purchasers and/or their respective affiliates have engaged in, and/or may in the future engage in, investment banking, commercial banking, financial advisory and/or other commercial dealings in the ordinary course of business with the Company and/or the Company’s subsidiaries, for which they have received and/or in the future may receive fees and commissions for these transactions or services.

The foregoing description of the Sales Agreement is a summary and is qualified in its entirety by reference to the Sales Agreement (which includes as an exhibit thereto the form of forward sale agreement), which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the filing of the prospectus supplement, the Company’s counsel, Venable LLP delivered its legality opinion with respect to the Common Shares to be issued pursuant to the Sales Agreement. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Sales Agreement, dated as of May 31, 2019, among Acadia Realty Trust, Acadia Realty Limited Partnership and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Jefferies LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as agents, principals and/or (except in the case of SunTrust Robinson Humphrey, Inc.) forward sellers, and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Goldman Sachs & Co. LLC, Jefferies LLC and Wells Fargo Bank, National Association, as forward purchasers.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated: June 5, 2019	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Sr. Vice President and Chief Financial Officer